SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2004

           (Exact name of registrant as specified in its charter)

                           UNION BANKSHARES, INC.

(State or other jurisdiction      (Commission        (IRS Employer
of incorporation)                 File Number)       Identification Number)
Vermont                           000-28449          03-0283552

(Address of principal executive offices)
20 Main St., P.O. Box 667         (Zip Code)
Morrisville, VT                   05661-0667

Registrant's telephone number, including area code: (802) 888-6600

        (Former name or former address, if changed since last report)

                               Not applicable


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Item 7. Financial Statements and Exhibits.

The following Exhibit, referred to in Item 12 of the Report is furnished, not filed; herewith:

      (c)   Exhibits
            Exhibit 99.1 Union Bankshares, Inc. Press Release dated April 14, 2004, announcing a quarterly cash dividend and first quarter 2004 earnings

Item 12: Disclosure of Results of Operations and Financial Condition

      As provided in General Instruction B.6 to Form 8-K, the information furnished in this Item 12 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

      On April 14, 2004, Union Bankshares, Inc. issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1, announcing information concerning our results of operations and financial condition for our first quarter ended, March 31, 2004 and the declaration of a dividend.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Union Bankshares, Inc.


April 15, 2004                         /s/ Kenneth D. Gibbons
                                       ----------------------------------
                                       Kenneth D. Gibbons, President

April 15, 2004                         /s/ Marsha A. Mongeon
                                       ----------------------------------
                                       Marsha A. Mongeon, Chief Financial
                                       Officer


                                EXHIBIT INDEX

Exhibit 99.1 Union Bankshares, Inc. Press Release dated April 14, 2004, announcing a quarterly cash dividend and first quarter 2004 earnings


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